UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 3, 2012 (June 18, 2012)

Date of Report (Date of earliest event reported)

RAAM Global Energy Company

(Exact name of registrant as specified in its charter)

Delaware	333-172897	20-0412973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1537 Bull Lea Rd., Suite 200
Lexington, Kentucky	40511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 253-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 18, 2012, Mr. Ronald Harvey’s employment with RAAM Global Energy Company (the “Company”) and its subsidiary Century Exploration New Orleans, LLC (“Century”) was terminated. Mr. Harvey served as a “named executive officer” of the Company in his role as the Senior Vice President and Business Unit Leader for Century.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2012

RAAM Global Energy Company

By:	/s/ Howard A. Settle
Name: Howard A. Settle
Title: Chief Executive Officer